UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2018

CNX Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36635	47-1054194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center 1000 CONSOL Energy Drive Suite 400 Canonsburg, Pennsylvania 15317 (Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (724) 485-4000

CONE Midstream Partners LP

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

On January 3, 2018, CNX Gas Company LLC, a Delaware limited liability (“CNX Gas”) and an indirect wholly owned subsidiary of CNX Resources Corporation, a Delaware corporation (“CNX”), consummated the previously disclosed acquisition (the “Acquisition”) of a 50% membership interest in CONE Gathering LLC, a Delaware limited liability company (“CONE Gathering”), from NBL Midstream, LLC, a Delaware limited liability company (“Noble”), pursuant to that certain Purchase Agreement dated as of December 14, 2017 between CNX Gas and Noble.

CNX Gas funded the $305 million aggregate purchase price for the Acquisition, which was determined through arms-length negotiation between CNX and Noble, with cash on hand.

Following the closing of the Acquisition (the “Closing”), CNX indirectly owns 100% of the outstanding membership interests in CONE Gathering and NBL Midstream ceased to be a member of CONE Gathering. CONE Gathering holds 100% of the interests in CNX Midstream GP LLC (f/k/a CONE Midstream GP LLC), a Delaware limited liability company (the “General Partner”) and the general partner of CNX Midstream Partners LP (f/k/a CONE Midstream Partners LP), a Delaware limited partnership (the “Partnership”). The General Partner, as the general partner of the Partnership, owns a two percent general partner interest in the Partnership and all of the Partnership’s incentive distribution rights. As a result of the Acquisition, CNX became the sole sponsor of the Partnership. In connection with the closing of the Acquisition, the Partnership changed its name from “CONE Midstream Partners LP” to “CNX Midstream Partners LP” and changed its New York Stock Exchange ticker symbol to “CNXM”. The General Partner also changed its name from “CONE Midstream GP LLC” to “CNX Midstream GP LLC”.

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

On January 3, 2018, in connection with the Closing, the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Noble relating to the registered resale of common units representing limited partner interests in the Partnership (the “Common Units”) that Noble acquired in connection with the Partnership’s initial public offering and upon conversion of subordinated units representing limited partner interests in the Partnership (the “Subordinated Units”) (collectively, the “Registrable Securities”).

Pursuant to the Registration Rights Agreement, the Partnership is required to prepare and file a registration statement, or amend an existing registration statement, for the registered resale of the Registrable Securities and to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable after the Partnership’s release of earnings for the year ended December 31, 2017.

In certain circumstances, and subject to customary qualifications and limitations, Noble will have piggyback registration rights on offerings of Common Units initiated by the Partnership and other holders of Common Units. Noble will also have the right to request that the Partnership initiate up to four Demand Underwritten Offerings (as defined in the Registration Rights Agreement) of Registrable Securities, subject to certain limitations described in the Registration Rights Agreement. The Registration Rights Agreement will terminate no later than the third anniversary of the date on which the registration statement becomes effective.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Second Amended and Restated Gathering Agreement

On January 3, 2017, in connection with the Closing, CNX Gas entered into that certain Second Amended and Restated Gathering Agreement (the “Second A&R Gathering Agreement”) with CONE Midstream Operating Company LLC, a Delaware limited liability company (“OpCo”), CONE Midstream DevCo I LP, a Delaware limited partnership (“DevCo I LP”), CONE Midstream DevCo II LP, a Delaware limited partnership (“DevCo II LP”), and CONE Midstream DevCo III LP, a Delaware limited partnership (“DevCo III LP” and, together with DevCo I LP and DevCo II LP, the “DevCos” and, together with OpCo, the “Gatherer”). The Second A&R Gathering Agreement amended and restated the existing gathering agreement between the parties thereto.

Pursuant to the 20-year, fixed-fee Second A&R Gathering Agreement, CNX Gas has agreed to dedicate to Gatherer its acreage in the Utica Formation in and around the McQuay Area and Wadestown Area, in addition to the previously dedicated acreage in the Marcellus Formation in and around the McQuay Area, the Wadestown Area, the ACAA Area, the Crawford Area, the Majorsville Area, the Mamont Area, and the Shirley Penns Area, in each case for natural gas midstream services (the “Dedicated Acreage”). Gatherer also has the right of first offer to provide midstream services to CNX Gas on certain acreage adjacent to the dedication area (the “ROFO Area”).

Under the Second A&R Gathering Agreement, Gatherer receives a fee based on the type and scope of the midstream services Gatherer provides, which fees vary by area and by formation.

The DevCos have agreed to gather, compress and redeliver all of CNX Gas’ owned and controlled dedicated natural gas produced from the Marcellus Shale on a firm commitment, first-priority basis. The DevCos have agreed to gather, stabilize and store all of CNX Gas’ dedicated condensate produced from the Marcellus Shale on a firm commitment, first priority basis. Each quarter, CNX Gas will provide the DevCos an update on their drilling and development operations, which will include a detailed description of the drilling plans and well locations for the following 24 months and a long-term plan that will include drilling plans and production forecasts. The DevCos will meet monthly with CNX to discuss the DevCos’ current plans to timely construct the necessary facilities to be able to provide midstream services to CNX on the DevCos’ dedicated acreage. In the event that the DevCos do not perform their obligations under the Second A&R Gathering Agreement, CNX Gas will be entitled to certain rights and procedural remedies thereunder.

In addition to the owned and controlled natural gas and condensate that is produced from the Dedicated Acreage, CNX Gas may dedicate other properties located in the ROFO Area (the “ROFO Properties”) to Gatherer. If CNX Gas desires to develop any ROFO Properties, it shall provide Gatherer with written notice, and Gatherer shall have a right of first offer to provide midstream services with respect to such ROFO Properties. If CNX Gas accepts any such offer, the applicable ROFO Properties will be deemed Dedicated Properties.

The Second A&R Gathering Agreement also provides that in certain situations, such as a failure to take production from the Dedicated Acreage for a period of five consecutive days or more than seven days during any consecutive fourteen day period, CNX Gas can temporarily release from the dedication under the Second A&R Gathering Agreement the affected volumes for a period lasting until the first day of the month following 30 days after Gatherer’s notice to CNX Gas that the interruption or curtailment has ended. Any temporary releases of acreage from the dedication could materially adversely affect its business, financial condition, results of operations, cash flows and ability to make cash distributions.

The Second A&R Gathering Agreement generally runs with the land and is binding on a transferee of any of the Dedicated Acreage; however, CNX Gas may exchange a portion of the Dedicated Acreage free of the dedication to Gatherer provided that CNX Gas receives new acreage that will be dedicated to Gatherer of equivalent quantity and quality. There are no restrictions under the Second A&R Gathering Agreement on CNX Gas’ ability to transfer acreage in the ROFO Area, and any transferee of CNX Gas’ acreage in the ROFO Area will not be subject to the Gatherer’s right of first offer.

Upon completion of its initial 20-year term on December 31, 2037, the Second A&R Gathering Agreement will continue in effect from year to year until such time as the Second A&R Gathering Agreement is terminated on or before 180 days prior written notice by either OpCo, the DevCos or CNX Gas.

The foregoing description of the Second A&R Gathering Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Second A&R Gathering Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 5.01 Changes in Control of Registrant.

As a result of the Acquisition, at the Closing, the General Partner became an indirect, wholly owned subsidiary of CNX and CNX became the sole sponsor of the Partnership.

The information in the Introductory Note, Item 1.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated in this Item 5.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2018, in connection with the Closing, Messrs. Kenneth M. Fisher, John T. Lewis and David M. Khani resigned as directors of the General Partner. CNX, the sole member of the General Partner, appointed Nicholas J. DeIuliis, Timothy C. Dugan and Donald W. Rush as members of the board of directors of the General Partner to fill the vacancies created by the resignations of Messrs. Fisher, Lewis and Khani, effective upon the Closing. The decision of each of Messrs. Fisher, Lewis and Khani to resign as directors of the General Partner was not the result of any disagreement with the General Partner or the Partnership on any matter relating to the operations, policies or practices of the General Partner or the Partnership.

None of Messrs. DeIuliis, Dugan nor Rush are party to any (a) arrangement or understanding regarding their appointment as a director nor do they have any family relationships with any director, executive officer or person nominated or chosen by the Partnership to become a director or executive officer of the General Partner or (b) transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Likewise neither Mr. DeIuliis, Mr. Dugan nor Mr. Rush has entered into any material plan, contract, arrangement or amendment in connection with his appointment as a director of the General Partner.

On January 3, 2018, in connection with the Closing Mr. Lewis resigned as the Partnership’s Chief Executive Officer and Mr. DeIuliis was appointed to serve as the Partnership’s Chief Executive Officer. Also in connection with the Closing, Mr. Khani resigned as the Partnership’s Chief Financial Officer and Mr. Rush was appointed to serve as the Partnership’s Chief Financial Officer.

Nicholas J. DeIuliis, age 49, is the Chairman of the Board and Chief Executive Officer of the General Partner. Mr. DeIuliis has also served as a Director and the President and Chief Executive Officer of CNX since November 28, 2017. Prior to the separation of CONSOL Energy Inc., the predecessor to CNX, into two separate companies, Mr. DeIuliis had more than 25 years of experience with CONSOL Energy Inc. and its subsidiary CNX Gas Corporation and in that time held the positions of Chief Executive Officer, President, Chief Operating Officer, Senior Vice President – Strategic Planning, and earlier in his career various engineering positions. He was a Director, President and Chief Executive Officer of CNX Gas Corporation from its creation in 2005 through 2009. Mr. DeIuliis was a Director and Chairman of the Board of the general partner of CONSOL Coal Resources LP (formerly known as CNX Coal Resources LP) from March 16, 2015 until November 28, 2017. Mr. DeIuliis is a member of the Board of Directors of the University of Pittsburgh Cancer Institute, the Center for Responsible Shale Development, and the Allegheny Conference on Community Development. Mr. DeIuliis is a registered engineer in the Commonwealth of Pennsylvania and a member of the Pennsylvania bar.

Donald W. Rush, age 34, is a Director and the Chief Financial Officer of the General Partner. Mr. Rush has also served as Executive Vice President and Chief Financial Officer of CNX since July 11, 2017. Mr. Rush held the same position at CONSOL Energy Inc. prior to its separation into two separate companies. He previously served as Vice President of Energy Marketing where he oversaw the CONSOL Energy Inc.’s commercial functions, including mergers and acquisitions, gas marketing and transportation, in addition to holding other strategy and planning, business development and engineering positions during his 12 years with CNX. He successfully guided CNX through every significant transaction during its transition into a pure play natural gas exploration and production company, including the sale of the CNX’s five West Virginia coal mines in 2013 and the separation of CNX’s Marcellus Shale joint venture with Noble Energy Inc. in 2016. Mr. Rush holds a B.S. in civil engineering from the University of Pittsburgh and an M.B.A. from Carnegie Mellon University’s Tepper School of Business.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment to Certificate of Limited Partnership

On January 3, 2018, the Partnership filed a Certificate of Amendment to its Certificate of Limited Partnership (the “Certificate Amendment”) with the Secretary of State of the State of Delaware to change the Partnership’s name from “CONE Midstream Partners LP” to “CNX Midstream Partners LP” upon the Closing. The Partnership also changed the ticker symbol under which the Common Units trade on the New York Stock Exchange to “CNXM,” which became effective upon the commencement of trading on January 3, 2018. Along with the ticker symbol change, the Common Units have been assigned a new CUSIP number (12654A 101).

The foregoing description of the Certificate Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Agreement of Limited Partnership

On January 3, 2018, in connection with the Closing, the Partnership entered into the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amended Partnership Agreement”) to change the name of the Partnership from “CONE Midstream Partners LP” to “CNX Midstream Partners LP” and to address certain ministerial changes.

The foregoing description of the Amended Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Amended Partnership Agreement, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD.

On January 3, 2018, the Partnership and the Company jointly issued a press release announcing the Closing of the Acquisition and certain related matters. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 3.1	Certificate of Amendment to Certificate of Limited Partnership of CNX Midstream Partners LP, dated January 3, 2018

Exhibit 3.2	Second Amended and Restated Agreement of Limited Partnership of CNX Midstream Partners LP, dated January 3, 2018

Exhibit 10.1	Registration Rights Agreement, dated January 3, 2018, between CNX Midstream Partners LP and NBL Midstream, LLC

Exhibit 10.2	Second Amended and Restated Gathering Agreement, dated January 3, 2018, by and among CNX Gas Company LLC, CONE Midstream Operating Company LLC and the other parties thereto

Exhibit 99.1	Joint Press Release of CNX Midstream Partners LP and CNX Resources Corporation, dated January 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX MIDSTREAM PARTNERS LP

By: CNX MIDSTREAM GP LLC, its general partner

By:	/s/ Donald W. Rush
Name: Donald W. Rush
Title: Chief Financial Officer and Director

Dated: January 3, 2018